UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2025

Invitation Homes Inc.

(Exact Name of Registrant as Specified in charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 LBJ Freeway, Suite 600

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(972) 421-3600

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	INVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2025, the Board of Directors (the “Board”) of Invitation Homes Inc. (the “Company” or “Invitation Homes”) promoted Timothy Lobner, the Company’s current Executive Vice President and Head of Field Operations to the role of Executive Vice President and Chief Operating Officer (principal operating officer), effective as of March 2, 2025 (the “Effective Date”). In connection with this executive leadership update, Charles Young, will continue to serve as the Company’s President, but will cease serving as Chief Operating Officer (principal operating officer) as of the Effective Date.

Prior to this new role, Mr. Lobner, 48, served as the Company’s Executive Vice President and Head of Field Operations since December 2023, overseeing the Company’s property management operations. Prior to that, he was Executive Vice President, Operations Support, since January 2014. He joined Invitation Homes in October 2012. From 2006 to 2012, he worked at Trammell Crow Company, the commercial real estate development subsidiary of CBRE, where he focused on industrial, office, and retail opportunities. Before beginning his real estate career, Mr. Lobner served as a nuclear submarine officer in the United States Navy from 1999 to 2005.

In connection with Mr. Lobner’s appointment as the Company’s Executive Vice President and Chief Operating Officer: (1) as of the Effective Date, his annual base salary will be $500,000; (2) his target annual bonus will be 125% of his annual base salary, with actual payment to be based on the achievement of performance objectives to be set by the Compensation and Management Development Committee of the Board (the “Compensation Committee”); and (3) his target long-term incentive award will be $1,566,667. On February 21, 2025, the Compensation Committee approved a retention equity award to Mr. Lobner (the “Retention Award”) in the form of restricted stock units (the “RSUs”), effective as of March 1, 2025, with a grant date fair value of $2,500,000 under the Invitation Homes Inc. 2017 Omnibus Incentive Plan (the “Incentive Plan”). The RSUs under the Retention Award are subject to time vesting requirements and will vest in two equal annual installments on each of the third and fourth anniversaries of the date of grant, subject to continued employment. In addition, Mr. Lobner will be entitled to payments and benefits under the Company’s Executive Severance Plan at the multiple applicable to the Chief Operating Officer, which payments and benefits are described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2024 under the heading “Potential Benefits Upon a Termination or Change in Control—Severance Plan.” The Executive Severance Plan has been previously filed by the Company as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed on May 7, 2020.

Mr. Lobner was not appointed pursuant to any arrangement or understanding with any other person, has no family relationships with any director or executive officer of the Company, and there are no transactions involving Mr. Lobner that would be required to be reported under Item 404(a) of Regulation S-K.

Compensation Update

On February 21, 2025, as part of its annual compensation review and award process, the Compensation Committee approved several compensation matters applicable to the Company’s principal executive officer, principal financial officer, and certain other named executive officers (collectively, “executives”), as described below.

Executives’ Compensation Arrangements

Based on the Company’s performance in 2024, the Compensation Committee approved the following adjustments to the compensation arrangements of the Company’s executives: (1) increased the target long-term incentive award for Mr. Dallas Tanner, the Company’s Chief Executive Officer to $10,965,000; (2) increased the annual base salary of Mr. Jonathan Olsen, the Company’s Executive Vice President and Chief Financial Officer to $600,000, increased his annual cash incentive program target opportunity to 150%, and increased his target long-term incentive award to $2,300,000; (3) increased the target long-term incentive award for Mr. Charles Young, the Company’s President to $4,266,667; (4) increased the target long-term incentive award for Mr. Scott Eisen, the Company’s Executive Vice President and Chief Investment Officer to $3,380,000; and (5) increased the target long-term incentive award for Mr. Mark Solls, the Company’s Executive Vice President and Chief Legal Officer to $1,645,000.

Annual Equity-Based Awards

The Compensation Committee approved the Company’s 2025 long-term stock incentive program (the “LTIP”), along with a form of RSU award agreement (the “LTIP RSU Agreement”) and a form of LTIP unit award agreement (the “LTIP Unit Agreement”) under the Incentive Plan. The LTIP includes a mix of time-vesting and performance-vesting awards. Executives were permitted to elect whether to receive their LTIP awards in the form of time- or performance- vesting RSUs (“LTIP RSUs” and such awards, “LTIP RSU Awards”) or time- or performance-vesting LTIP units (“LTIP Units” and such awards, “LTIP Unit Awards”). The Compensation Committee approved the grant of LTIP RSU Awards and LTIP Unit Awards to each executive in accordance with his election.

The LTIP RSU Awards and LTIP Unit Awards have a grant date of March 1, 2025. The material terms of the LTIP RSU Awards and the LTIP Unit Awards are described below.

Time-Vesting LTIP RSUs

The time-vesting LTIP RSUs are scheduled to vest in equal annual installments on each of the first three anniversaries of March 1, 2025, subject to the executive’s continued employment through the applicable vesting date (with certain limited exceptions).

On February 21, 2025, the Compensation Committee approved the grant, effective as of March 1, 2025, of time-vesting LTIP RSU Awards to the following Company executives in the following dollar amounts: Dallas Tanner – $2,741,250; Jonathan Olsen – $575,000; Charles Young – $1,066,667; Scott Eisen – $845,000; and Mark Solls – $411,250. The corresponding number of RSUs will be determined by dividing the dollar amount of the award by the closing price of the Company’s common stock on February 28, 2025, the last trading day on the New York Stock Exchange (the “NYSE”) prior to the Saturday grant date.

Performance-Vesting LTIP RSUs

The performance-vesting LTIP RSUs may be earned based on the achievement of performance conditions over a three-year performance period from January 1, 2025 through December 31, 2027. The number of performance-vesting LTIP RSUs that may be earned will be determined based on performance achieved during the specified performance period. The performance-vesting LTIP RSUs may be earned based on two performance measures: (1) the compounded annual growth rate of the Company’s shareholder return relative to the RMS Index CAGR for the performance period; and (2) the compounded annual growth rate of the Company’s net operating income for an identified population of homes. The performance-vesting LTIP RSUs are subject to potential increase based on achievement of the cumulative growth rate of the Company’s shareholder return over the performance period (the “TSR Modifier”). Finally, the maximum dollar value of performance-based LTIP RSUs that can be earned is subject to a cap equal to the product of 300% of the target number of performance-vesting RSUs granted multiplied by $55.00 (the “Value Cap”).

Under the terms of the LTIP RSU Agreement, each executive is eligible to earn, in respect of each performance condition, a threshold, target, and maximum number of performance-vesting LTIP RSUs based on whether the performance criteria are achieved at threshold, target, or maximum levels. The total number of performance-vesting LTIP RSUs earned with respect to each performance measure is based on an achievement factor which, in each case, ranges from a 0% payout for below threshold performance, to 50% for threshold performance, to 100% for target performance, up to 200% for performance at maximum levels or above. For actual performance between the specified threshold, target, and maximum levels, the resulting achievement percentage will be adjusted on a linear basis.

Once actual achievement of the performance criteria is determined at the end of the performance period, the number of earned performance-vesting LTIP RSUs is subject to upward modification based on application of the TSR Modifier, which can result in an increase in the number of earned LTIP RSUs ranging from an additional 0% (for total shareholder return below a threshold level) to up to an additional 50% (for total shareholder return at or above a maximum level) of the number of earned performance-vesting LTIP RSUs. As a result of the TSR Modifier, but prior to application of the Value Cap, the maximum number of performance-vesting LTIP RSUs that can be earned is 300% of target. Following application of the TSR Modifier, the number of performance-vesting RSUs ultimately earned is subject to reduction in the event that the actual dollar value of the performance-vesting LTIP RSUs exceeds the Value Cap. If the Value Cap is exceeded, the number of performance-vesting LTIP RSUs will be reduced to the maximum number of performance-vesting LTIP RSUs that have a dollar value as near as possible to, but not above, the Value Cap, with all performance-vesting LTIP RSUs exceeding the Value Cap being forfeited for no consideration.

In general, performance-vesting LTIP RSUs are earned on the date after the end of the performance period on which the Compensation Committee certifies the extent to which the performance criteria have been achieved (the “Certification Date”). The performance vesting LTIP RSUs will vest on the Certification Date, subject to the executive’s continued employment through such Certification Date (with certain limited exceptions).

On February 21, 2025, the Compensation Committee approved the grant, effective as of March 1, 2025, of performance-vesting LTIP RSU Awards to the following Company executives in the following dollar amounts, which amounts assume that target level of performance is achieved (with the actual number of shares to be earned based on the actual achievement of the performance criteria described above): Jonathan Olsen – $1,725,000; Charles Young – $3,200,000; Scott Eisen – $2,535,000; and Mark Solls – $1,233,750. The corresponding number of performance-vesting LTIP RSUs will be determined by dividing the dollar amount of the award by the grant date fair value calculated based on the closing price of the Company’s common stock on February 28, 2025, the last trading day on the NYSE prior to the Saturday grant date and a Monte Carlo fair value analysis.

Performance-Vesting LTIP Units

For executives who elected to receive performance-vesting LTIP Units for the LTIP, such LTIP Units may be earned based on the achievement of the same performance and other conditions, including the TSR Modifier and the Value Cap, as apply to the performance-vesting LTIP RSUs. Under the terms of the LTIP Unit Agreement, each executive is eligible to earn performance-vesting LTIP Units based on the same performance criteria and payout structure as the performance-vesting LTIP RSUs. Once actual achievement of the performance criteria is determined at the end of the performance period, the number of earned performance-vesting LTIP Units is subject to the same TSR Modifier and Value Cap provisions as the performance-vesting LTIP RSUs.

In general, performance-vesting LTIP Units are earned on the date after the Certification Date. The earned performance-vesting LTIP Units will vest on the Certification Date, subject to the executive’s continued employment through such Certification Date (with certain limited exceptions).

On February 21, 2025, the Compensation Committee approved the grant, effective as of March 1, 2025, of performance-vesting LTIP Unit Award to Dallas Tanner equal to $8,223,750, which amount assumes that target level of performance is achieved (with the actual number of shares to be earned based on the actual achievement of the performance criteria described above). The corresponding number of performance-vesting LTIP Units will be determined by dividing the dollar amount of the award by the grant date fair value calculated based on the closing price of the Company’s common stock on February 28, 2025, the last trading day on the NYSE prior to the Saturday grant date and a Monte Carlo fair value analysis.

The foregoing description of the LTIP does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LTIP RSU Agreement, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein, and the full text of the LTIP Unit Agreement, a copy of which is filed as Exhibit 10.2 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On February 25, 2025, the Company issued a press release announcing Mr. Lobner’s promotion. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Award Notice and Restricted Stock Unit Agreement (LTIP RSU Award Agreement) under the Invitation Homes Inc. 2017 Omnibus Incentive Plan.

10.2	Form of Award Notice and LTIP Unit Agreement (LTIP Unit Award Agreement) under the Invitation Homes Inc. 2017 Omnibus Incentive Plan.

99.1	Press Release of Invitation Homes Inc., dated February 25, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
Name:	Mark A. Solls
Title:	Executive Vice President, Secretary and Chief Legal Officer

Date: February 25, 2025